SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 4, 2007

Turnstone Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-28843	77-0473640
(State or Other Jurisdiction of InCompany)	(Commission File Number)	(IRS Employer Identification No.)

7650 Marathon Drive, Suite A, Livermore, California	94550
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 907-1400

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

KPMG LLP (“KPMG”) was previously the principal accountants for Turnstone Systems, Inc. (the “Company”). On October 4, 2007, that firm was dismissed. The Board of Directors of the Company unanimously approved the replacement of KPMG with Squar, Milner, Peterson, Miranda and Williamson, LLP (“Squar Milner”) as the Company’s independent public accountants, effective immediately.

The audit reports of KPMG on the consolidated financial statements of the Company as of and for the years ended December 31, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended December 31, 2006 and 2005 and the subsequent interim period through October 4, 2007, there were no: (1) disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG would have caused it to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events.

Attached hereto as Exhibit 16.1 is a copy of KPMG’s letter to the Securities and Exchange Commission as required by Item 304(a)(3) of Regulation S-K.

During the Company’s two most recent fiscal years, the Company has not consulted with Squar Milner regarding (i) either the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that Squar Milner concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

16.1	Letter dated October 9, 2007 from KPMG LLP, Independent Registered Public Accounting Firm, to the Securities and Exchange Commission as to the statements regarding KPMG LLP included in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Turnstone Systems, Inc.
(Registrant)

Date: October 9, 2007	By:	/s/ Eric S. Yeaman
(Signature)
Eric S. Yeaman
Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
16.1	Letter dated October 9, 2007 from KPMG LLP, Independent Registered Public Accounting Firm, to the Securities and Exchange Commission as to the statements regarding KPMG LLP included in this Current Report on Form 8-K.